UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-08568
John Hancock Financial Opportunities Fund
(Exact name of registrant as specified in charter)
200 Berkeley Street, Boston, Massachusetts 02116
(
Address
of principal executive offices) (Zip code)
Salvatore Schiavone
Treasurer
200 Berkeley Street
Boston, Massachusetts 02116
(Name and address of agent for service) Registrant's telephone number, including area code:
617-543-9634
Date of fiscal year end:	December 31
Date of reporting period :	June 30, 2024

ITEM 1. REPORT TO STOCKHOLDERS.

Semiannual report
John Hancock
Financial Opportunities Fund
Closed-end sector
Ticker: BTO
June 30, 2024

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund currently makes quarterly distributions of an amount equal to $0.6500 per share, which will be paid quarterly until further notice. The fund may make additional distributions: (i) for purposes of not incurring federal income tax at the fund level of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.
The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund’s shareholders. The Plan is subject to periodic review by the fund’s Board of Trustees.
You should not draw any conclusions about the fund’s investment performance from the amount of the fund’s distributions or from the terms of the fund’s Plan. The fund’s total return at net asset value (NAV) is presented in the "Financial highlights" section.
With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income-tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with "yield" or "income".

John Hancock
Financial Opportunities Fund

2	Your fund at a glance
3	Portfolio summary
4	Fund’s investments
12	Financial statements
16	Financial highlights
17	Notes to financial statements
29	Investment objective, principal investment strategies, and principal risks
33	Additional information
35	Shareholder meeting
36	Evaluation of advisory and subadvisory agreements by the Board of Trustees
42	More information
SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide a high level of total return consisting of long-term capital appreciation and current income.
AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/2024 (%)

The S&P Composite 1500 Banks Index tracks the performance of publicly traded large- and mid-cap banking companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
2	JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND | SEMIANNUAL REPORT

Portfolio summary
INDUSTRY COMPOSITION AS OF 6/30/2024 (% of total investments)

TOP 10 HOLDINGS AS OF 6/30/2024 (% of total investments)
Citizens Financial Group, Inc.	1.5
Popular, Inc.	1.5
M&T Bank Corp.	1.5
Huntington Bancshares, Inc.	1.4
Zions Bancorp NA	1.4
Fifth Third Bancorp	1.4
Regions Financial Corp.	1.4
KeyCorp	1.4
U.S. Bancorp	1.4
Hancock Whitney Corp.	1.3
TOTAL	14.2
Cash and cash equivalents are not included.
SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND	3

Fund’s investments
AS OF 6-30-24 (unaudited)
	Shares	Value
Common stocks 108.2% (88.3% of Total investments)		$607,762,567
(Cost $421,737,999)
Financials 107.7%		604,733,898
Banks 94.4%
1st Source Corp.	118,620	6,360,404
ACNB Corp.	41,629	1,509,884
Alpine Banks of Colorado, Class B	173,462	4,740,716
American Business Bank (A)	74,896	2,283,579
American Riviera Bancorp (A)	218,459	3,626,419
Ameris Bancorp (B)	176,655	8,894,579
Atlantic Union Bankshares Corp.	231,529	7,605,728
Avidbank Holdings, Inc. (A)(B)(C)	257,070	4,740,371
Bank of Idaho Holding Company (A)	150,000	4,185,000
Bank of Marin Bancorp	189,583	3,069,349
Bank7 Corp.	116,363	3,642,162
Banner Corp.	66,503	3,301,209
Bar Harbor Bankshares	142,394	3,827,551
BayCom Corp.	173,874	3,538,336
Bremer Financial Corp. (D)(E)	41,667	3,761,268
Business First Bancshares, Inc.	182,458	3,970,286
C&F Financial Corp.	37,912	1,827,358
California BanCorp (A)	121,815	2,619,023
Camden National Corp.	68,551	2,262,183
CB Financial Services, Inc.	57,155	1,295,132
Central Pacific Financial Corp.	144,201	3,057,061
Citizens Community Bancorp, Inc.	169,116	1,956,672
Citizens Financial Group, Inc. (B)(C)	281,397	10,138,734
Civista Bancshares, Inc.	183,001	2,834,685
Coastal Financial Corp. (A)	130,615	6,026,576
Codorus Valley Bancorp, Inc.	99,915	2,401,957
Colony Bankcorp, Inc.	86,996	1,065,701
Columbia Banking System, Inc.	265,288	5,276,578
Comerica, Inc.	63,962	3,264,620
Community Heritage Financial, Inc. (F)	141,197	2,540,134
Community West Bancshares (B)(C)	126,760	2,345,060
ConnectOne Bancorp, Inc.	85,763	1,620,063
Cullen/Frost Bankers, Inc. (B)	86,104	8,750,750
CVB Financial Corp.	222,784	3,840,796
Dime Community Bancshares, Inc.	92,172	1,880,309
Eagle Bancorp Montana, Inc. (B)	127,715	1,694,778
East West Bancorp, Inc.	56,285	4,121,751
Eastern Bankshares, Inc. (B)(C)	410,229	5,735,001
Enterprise Bancorp, Inc.	74,904	1,863,612
4	JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
Equity Bancshares, Inc., Class A	147,255	$5,183,376
ESSA Bancorp, Inc.	94,578	1,663,627
Evans Bancorp, Inc.	69,760	1,960,954
Farmers & Merchants Bancorp, Inc.	114,822	2,666,167
Farmers National Banc Corp.	162,398	2,028,351
FFB Bancorp (A)	82,186	7,191,275
Fifth Third Bancorp (B)(C)	261,126	9,528,488
First Business Financial Services, Inc.	91,858	3,397,827
First Citizens BancShares, Inc., Class A	2,186	3,680,371
First Commonwealth Financial Corp.	311,718	4,304,826
First Community Corp.	132,912	2,292,732
First Financial Bancorp	340,639	7,568,999
First Horizon Corp.	343,871	5,422,846
First Merchants Corp.	150,025	4,994,332
First Mid Bancshares, Inc.	76,166	2,504,338
First Northwest Bancorp	35,805	346,950
First Reliance Bancshares, Inc. (A)(B)(C)(F)	426,454	3,283,696
Flushing Financial Corp.	118,649	1,560,234
Fulton Financial Corp. (B)(C)	194,516	3,302,882
German American Bancorp, Inc. (B)(C)	124,124	4,387,783
Great Southern Bancorp, Inc.	40,257	2,238,692
Hancock Whitney Corp.	192,347	9,199,957
HBT Financial, Inc.	209,443	4,276,826
Heritage Commerce Corp. (B)	513,678	4,468,999
Heritage Financial Corp.	90,346	1,628,938
Horizon Bancorp, Inc.	378,518	4,682,268
Huntington Bancshares, Inc. (B)(C)	739,488	9,746,452
InBankshares Corp. (A)	207,676	1,661,408
Independent Bank Corp. (Massachusetts)	85,080	4,315,258
Independent Bank Corp. (Michigan)	163,971	4,427,217
KeyCorp (B)(C)	664,203	9,438,323
Landmark Bancorp, Inc.	64,780	1,243,776
Live Oak Bancshares, Inc.	110,051	3,858,388
M&T Bank Corp. (B)(C)	66,155	10,013,221
Metrocity Bankshares, Inc.	65,263	1,722,943
Mid Penn Bancorp, Inc.	71,323	1,565,540
MidWestOne Financial Group, Inc. (B)	133,914	3,011,726
NBT Bancorp, Inc. (B)(C)	104,324	4,026,906
Nicolet Bankshares, Inc.	89,093	7,398,283
Northrim BanCorp, Inc.	92,403	5,326,109
Ohio Valley Banc Corp.	79,347	1,586,940
Old National Bancorp	354,807	6,099,132
Old Second Bancorp, Inc.	355,988	5,272,182
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND	5

	Shares	Value
Financials (continued)
Banks (continued)
OP Bancorp	170,717	$1,637,176
Orange County Bancorp, Inc.	43,740	2,312,971
Pinnacle Financial Partners, Inc. (B)(C)	110,571	8,850,103
Plumas Bancorp	54,412	1,957,744
Popular, Inc. (B)(C)	114,115	10,091,189
Premier Financial Corp. (B)(C)	328,336	6,717,755
Prime Meridian Holding Company	125,087	2,776,931
Private Bancorp of America, Inc. (A)	116,752	4,106,168
Provident Financial Holdings, Inc.	98,335	1,229,188
QCR Holdings, Inc.	74,384	4,463,040
Red River Bancshares, Inc.	58,027	2,784,716
Regions Financial Corp. (B)(C)	474,597	9,510,924
Renasant Corp.	144,643	4,417,397
Riverview Bancorp, Inc.	364,522	1,454,443
SB Financial Group, Inc.	257,156	3,600,184
Shore Bancshares, Inc.	406,028	4,649,021
Sierra Bancorp	163,038	3,648,790
South Atlantic Bancshares, Inc.	289,568	3,590,643
Southern California Bancorp (A)	261,632	3,524,183
Southern Missouri Bancorp, Inc.	104,786	4,716,418
SouthState Corp. (B)(C)	83,765	6,401,321
SpareBank 1 SR-Bank ASA	204,354	2,502,932
Stock Yards Bancorp, Inc. (B)(C)	79,829	3,965,106
Synovus Financial Corp.	225,002	9,042,830
The First Bancorp, Inc. (B)	226,174	5,620,424
The First Bancshares, Inc.	181,973	4,727,659
The PNC Financial Services Group, Inc. (B)(C)	55,029	8,555,909
Timberland Bancorp, Inc.	113,266	3,068,376
TriCo Bancshares	190,923	7,554,823
Truist Financial Corp.	186,098	7,229,907
U.S. Bancorp (B)(C)	235,522	9,350,223
United BanCorp of Alabama, Inc., Class A	168,566	8,116,453
Virginia National Bankshares Corp.	82,690	2,712,232
Walden Mutual (A)(D)(E)	100,000	531,600
Westamerica BanCorp	111,139	5,393,576
Western Alliance Bancorp	52,765	3,314,697
White River Bancshares Company (A)(D)(E)	59,739	3,150,037
WSFS Financial Corp.	190,189	8,938,883
WTB Financial Corp., Class B	10,170	2,542,297
Zions Bancorp NA (B)(C)	223,170	9,678,883
Capital markets 8.8%
AllianceBernstein Holding LP	102,425	3,460,941
Ares Management Corp., Class A	66,272	8,832,732
6	JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets (continued)
Brookfield Corp.	124,500	$5,171,730
KKR & Company, Inc.	85,405	8,988,022
Oaktree Specialty Lending Corp. (B)(C)	259,793	4,886,706
Onex Corp.	96,758	6,579,021
Sixth Street Specialty Lending, Inc.	228,214	4,872,369
The Carlyle Group, Inc. (B)(C)	169,666	6,812,090
Consumer finance 1.7%
Discover Financial Services	54,395	7,115,410
LendingClub Corp. (A)	260,870	2,206,960
Financial services 1.4%
Eurazeo SE	94,463	7,532,335
Insurance 1.4%
Assured Guaranty, Ltd.	75,941	5,858,848
Skyward Specialty Insurance Group, Inc. (A)	55,961	2,024,669
Real estate 0.5%		3,028,669
Industrial REITs 0.5%

Plymouth Industrial REIT, Inc.	141,659	3,028,669
Preferred securities 6.6% (5.4% of Total investments)		$37,160,631
(Cost $36,801,042)
Financials 6.0%		34,023,989
Banks 5.8%
Associated Banc-Corp, 6.625% (6.625% to 3-1-28, then 5 Year CMT + 2.812%)	100,000	2,260,000
Atlantic Union Bankshares Corp., 6.875%	161,204	3,723,812
Banc of California, Inc., 7.750% (7.750% to 9-1-27, then 5 Year CMT + 4.820%)	90,000	2,071,800
CNB Financial Corp., 7.125%	75,200	1,696,512
Dime Community Bancshares, Inc., 9.000% (9.000% to 7-15-29, then Overnight SOFR + 4.951%)	80,000	2,004,000
First Business Financial Services, Inc., 7.000% (7.000% to 3-15-27, then 3 month CME Term SOFR + 5.390%) (E)(G)	4,000	3,434,868
First Merchants Corp., 7.500%	48,900	1,202,940
Midland States Bancorp, Inc., 7.750% (7.750% to 9-30-27, then 5 Year CMT + 4.713%) (B)(C)	83,275	2,053,562
Northpointe Bancshares, Inc., 8.250% (8.250% to 12-30-25, then Overnight SOFR + 7.990%) (A)(G)	160,000	3,551,728
Pinnacle Financial Partners, Inc., 6.750%	55,125	1,281,656
Synovus Financial Corp., 5.875% (5.875% to 7-1-24, then 5 Year CMT + 4.127%)	77,222	1,936,728
Tectonic Financial, Inc., 12.304% (3 month LIBOR + 6.720%) (H)	186,840	1,916,978
United Community Banks, Inc., 6.875% (B)(C)	64,210	1,502,514
WaFd, Inc., 4.875% (B)(C)	210,875	3,091,428
WesBanco, Inc., 6.750% (6.750% to 11-15-25, then 5 Year CMT + 6.557%)	50,000	1,220,000
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND	7

	Shares	Value
Financials (continued)
Mortgage real estate investment trusts 0.2%
Invesco Mortgage Capital, Inc., 7.750% (7.750% to 12-27-24, then 3 month LIBOR + 5.180%)	44,625	$1,075,463
Real estate 0.6%		3,136,642
Diversified REITs 0.3%
CTO Realty Growth, Inc., 6.375%	75,000	1,509,750
Office REITs 0.3%
Hudson Pacific Properties, Inc., 4.750% (B)(C)	118,838	1,626,892

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 5.5% (4.5% of Total investments)				$30,748,997
(Cost $30,109,556)
Financials 5.0%				28,109,616
Banks 5.0%
Ameris Bancorp (4.250% to 12-15-24, then 3 month CME Term SOFR + 2.940%)	4.250	12-15-29	2,000,000	1,929,665
Banc of California, Inc. (4.375% to 10-30-25, then 3 month CME Term SOFR + 4.195%)	4.375	10-30-30	2,000,000	1,844,686
Cadence Bank (4.125% to 11-20-24, then 3 month LIBOR + 2.470%)	4.125	11-20-29	2,000,000	1,940,796
Comerica, Inc. (5.625% to 10-1-25, then 5 Year CMT + 5.291%) (I)	5.625	07-01-25	3,000,000	2,932,140
Cullen/Frost Capital Trust II (3 month CME Term SOFR + 1.812%) (H)	7.158	03-01-34	3,000,000	2,650,757
First Financial Bancorp (5.250% to 5-15-25, then 3 month CME Term SOFR + 5.090%)	5.250	05-15-30	3,000,000	2,881,071
Hometown Financial Group, Inc. (G)	8.750	03-15-27	3,500,000	3,511,857
Horizon Bancorp, Inc. (5.625% to 7-1-25, then 3 month CME Term SOFR + 5.490%)	5.625	07-01-30	3,000,000	2,873,971
M&T Bank Corp. (5.125% to 11-1-26, then 3 month CME Term SOFR + 3.782%) (I)	5.125	11-01-26	3,000,000	2,842,536
Trustmark Corp. (3.625% to 12-1-25, then 3 month CME Term SOFR + 3.387%)	3.625	12-01-30	1,000,000	876,115
University Bancorp, Inc. (8.250% to 1-31-28, then 3 month CME Term SOFR + 4.870%) (G)	8.250	01-31-33	2,500,000	2,459,250
WSFS Financial Corp. (3 month CME Term SOFR + 2.312%) (H)	7.651	12-15-27	1,500,000	1,366,772
Real estate 0.5%				2,639,381
Retail REITs 0.5%

The Necessity Retail REIT, Inc. (G)	4.500	09-30-28	3,000,000	2,639,381
8	JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Convertible bonds 1.3% (1.1% of Total investments)				$7,620,571
(Cost $7,463,405)
Financials 1.3%				7,620,571
Mortgage real estate investment trusts 1.3%
Blackstone Mortgage Trust, Inc.	5.500	03-15-27	4,000,000	3,580,000

Redwood Trust, Inc.	7.750	06-15-27	4,179,000	4,040,571
Certificate of deposit 0.0% (0.0% of Total investments)				$77,270
(Cost $77,270)
East Boston Savings Bank	2.960	11-03-25	1,944	1,944
Eastern Savings Bank	0.200	04-24-25	1,970	1,970
First Bank Richmond NA (E)	3.500	12-05-25	22,466	22,466
First Federal Savings Bank	2.500	01-09-25	3,073	3,073
First Savings Bank of Perkasie	0.747	04-07-25	5,201	5,201
Home National Bank	5.100	11-06-24	22,034	22,034
Hudson United Bank	4.250	04-24-25	2,296	2,296
Milford Federal Savings and Loan Bank	4.410	10-29-24	2,081	2,081
MutualOne Bank	1.300	09-11-25	4,309	4,309
Newburyport Five Cents Savings Bank	0.300	10-18-24	2,183	2,183
Newtown Savings Bank (E)	1.000	08-29-24	3,905	3,905
Salem Five Bancorp	0.250	12-19-24	1,757	1,757
Sunshine Federal Savings and Loan Association	0.500	05-12-25	2,108	2,108
The Milford Bank	0.100	06-12-25	1,943	1,943

	Yield (%)	Shares	Value
Short-term investments 0.9% (0.7% of Total investments)			$5,081,029
(Cost $5,080,812)
Short-term funds 0.9%			5,081,029
John Hancock Collateral Trust (J)	5.2940(K)	508,266	5,081,029

Total investments (Cost $501,270,084) 122.5%	$688,451,065
Other assets and liabilities, net (22.5%)	(126,677,488)
Total net assets 100.0%	$561,773,577

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	Non-income producing security.
(B)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 6-30-24 was $146,688,867. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $114,499,522.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND	9

(C)	All or a portion of this security is on loan as of 6-30-24, and is a component of the fund’s leverage under the Liquidity Agreement.
(D)	Restricted security as to resale, excluding 144A securities. For more information on this security refer to the Notes to financial statements.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(F)	The fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the fund. For more information on this security refer to the Notes to financial statements.
(G)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(H)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(I)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(J)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(K)	The rate shown is the annualized seven-day yield as of 6-30-24.
10	JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	10,000,000	USD	Fixed 3.874%	USD SOFR Compounded OIS (a)	Semi-Annual	Quarterly	Dec 2026	—	$121,664	$121,664
Centrally cleared	10,000,000	USD	Fixed 3.356%	USD SOFR Compounded OIS (a)	Semi-Annual	Quarterly	May 2028	—	317,658	317,658
Centrally cleared	15,000,000	USD	Fixed 1.220%	USD SOFR Compounded OIS + 0.262% (a)	Semi-Annual	Quarterly	Mar 2030	$(3,735)	2,334,136	2,330,401
Centrally cleared	25,000,000	USD	Fixed 1.136%	USD SOFR Compounded OIS + 0.262% (a)	Semi-Annual	Quarterly	Mar 2030	(5,967)	3,998,184	3,992,217
Centrally cleared	25,000,000	USD	Fixed 1.077%	USD SOFR Compounded OIS + 0.262% (a)	Semi-Annual	Quarterly	Mar 2030	(5,863)	4,075,800	4,069,937
								$(15,565)	$10,847,442	$10,831,877

(a)	At 6-30-24, the overnight SOFR was 5.330%.

Derivatives Currency Abbreviations
USD	U.S. Dollar

Derivatives Abbreviations
OIS	Overnight Index Swap
OTC	Over-the-counter
SOFR	Secured Overnight Financing Rate
At 6-30-24, the aggregate cost of investments for federal income tax purposes was $502,238,693. Net unrealized appreciation aggregated to $197,044,249, of which $219,847,195 related to gross unrealized appreciation and $22,802,946 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND	11

Financial statements
STATEMENT OF ASSETS AND LIABILITIES
6-30-24 (unaudited)

Assets
Unaffiliated investments, at value (Cost $489,390,782)	$677,546,206
Affiliated investments, at value (Cost $11,879,302)	10,904,859
Total investments, at value (Cost $501,270,084)	688,451,065
Receivable for centrally cleared swaps	2,334,091
Cash	177,643
Dividends and interest receivable	1,615,781
Receivable for investments sold	35,680
Receivable from affiliates	82,518
Other assets	159,890
Total assets	692,856,668
Liabilities
Liquidity agreement	130,000,000
Payable for investments purchased	101,837
Interest payable	629,592
Payable to affiliates
Administrative services fees	137,529
Trustees’ fees	711
Other liabilities and accrued expenses	213,422
Total liabilities	131,083,091
Net assets	$561,773,577
Net assets consist of
Paid-in capital	$367,269,346
Total distributable earnings (loss)	194,504,231
Net assets	$561,773,577

Net asset value per share
Based on 19,716,350 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$28.49
12	JOHN HANCOCK Financial Opportunities Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the six months ended
 6-30-24 (unaudited)

Investment income
Dividends	$11,623,947
Interest	949,250
Dividends from affiliated investments	116,470
Less foreign taxes withheld	(95,023)
Total investment income	12,594,644
Expenses
Investment management fees	3,794,051
Interest expense	3,805,704
Administrative services fees	856,138
Transfer agent fees	12,181
Trustees’ fees	21,515
Custodian fees	38,686
Printing and postage	39,577
Professional fees	115,221
Stock exchange listing fees	11,816
Other	15,179
Total expenses	8,710,068
Less expense reductions	(541,876)
Net expenses	8,168,192
Net investment income	4,426,452
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	16,109,114
Affiliated investments	(313)
Swap contracts	1,660,646
17,769,447
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(38,029,645)
Affiliated investments	(745,905)
Swap contracts	1,341,601
(37,433,949)
Net realized and unrealized loss	(19,664,502)
Decrease in net assets from operations	$(15,238,050)
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Financial Opportunities Fund	13

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 6-30-24 (unaudited)	Year ended 12-31-23
Increase (decrease) in net assets
From operations
Net investment income	$4,426,452	$8,273,939
Net realized gain	17,769,447	37,833,433
Change in net unrealized appreciation (depreciation)	(37,433,949)	(37,470,582)
Increase (decrease) in net assets resulting from operations	(15,238,050)	8,636,790
Distributions to shareholders
From earnings	(25,611,925)	(50,807,042)
Total distributions	(25,611,925)	(50,807,042)
Fund share transactions
Issued in shelf offering	—	9,223,955
Issued pursuant to Dividend Reinvestment Plan	872,513	2,568,882
Total from fund share transactions	872,513	11,792,837
Total decrease	(39,977,462)	(30,377,415)
Net assets
Beginning of period	601,751,039	632,128,454
End of period	$561,773,577	$601,751,039
Share activity
Shares outstanding
Beginning of period	19,686,612	19,263,174
Issued in shelf offering	—	325,851
Issued pursuant to Dividend Reinvestment Plan	29,738	97,587
End of period	19,716,350	19,686,612
14	JOHN HANCOCK Financial Opportunities Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
For the six months ended
  6-30-24 (unaudited)

Cash flows from operating activities
Net decrease in net assets from operations	$(15,238,050)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(50,204,506)
Long-term investments sold	63,283,930
Net purchases and sales of short-term investments	(721,433)
Net amortization of premium (discount)	(197,878)
(Increase) Decrease in assets:
Receivable for centrally cleared swaps	219,358
Dividends and interest receivable	(82,587)
Receivable for investments sold	(35,680)
Receivable from affiliates	6,566
Other assets	(11,546)
Increase (Decrease) in liabilities:
Payable for investments purchased	101,837
Interest payable	(18,394)
Payable to affiliates	(11,047)
Other liabilities and accrued expenses	31,252
Net change in unrealized (appreciation) depreciation on:
Investments	38,775,550
Net realized (gain) loss on:
Investments	(16,113,196)
Net cash provided by operating activities	$19,784,176
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(24,739,412)
Borrowings (repayments) under the liquidity agreement	5,000,000
Net cash used in financing activities	$(19,739,412)
Net increase in cash	$44,764
Cash at beginning of period	$132,879
Cash at end of period	$177,643
Supplemental disclosure of cash flow information:
Cash paid for interest	$(3,824,098)
Noncash financing activities not included herein consists of reinvestment of distributions	$872,513
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Financial Opportunities Fund	15

Financial highlights
Period ended	6-30-24 1	12-31-23	12-31-22	12-31-21	12-31-20	12-31-19
Per share operating performance
Net asset value, beginning of period	$ 30.57	$ 32.82	$ 39.82	$ 28.48	$ 36.38	$ 29.06
Net investment income 2	0.22	0.42	0.50	0.54	0.60	0.50
Net realized and unrealized gain (loss) on investments	(1.00)	(0.11) 3	(5.03)	12.96	(6.30)	9.02
Total from investment operations	(0.78)	0.31	(4.53)	13.50	(5.70)	9.52
Less distributions
From net investment income	(1.30)	(0.62)	(0.47)	(0.62)	(0.65)	(0.48)
From net realized gain	—	(1.98)	(2.03)	(1.58)	(1.55)	(1.72)
Total distributions	(1.30)	(2.60)	(2.50)	(2.20)	(2.20)	(2.20)
Premium from shares sold through shelf offering	—	0.04	0.03	0.04	—	—
Net asset value, end of period	$28.49	$30.57	$32.82	$39.82	$28.48	$36.38
Per share market value, end of period	$28.01	$30.08	$33.31	$46.59	$30.35	$36.30
Total return at net asset value (%) 4,5	(2.57)	2.39	(11.39)	47.83	(13.38)	33.71
Total return at market value (%) 4	(2.65)	(0.76)	(23.11)	62.31	(7.49)	38.81
Ratios and supplemental data
Net assets, end of period (in millions)	$562	$602	$632	$757	$535	$680
Ratios (as a percentage of average net assets):
Expenses before reductions	3.11 6	3.16	2.12	1.78	2.21	2.27
Expenses including reductions 7	2.92 6	2.96	1.93	1.60	2.01	2.08
Net investment income	1.58 6	1.55	1.41	1.45	2.50	1.52
Portfolio turnover (%)	7	13	10	14	10	13
Senior securities
Total debt outstanding end of period (in millions)	$130	$125	$125	$125	$125	$125
Asset coverage per $1,000 of debt 8	$5,321	$5,814	$6,057	$7,058	$5,278	$6,440

1	Six months ended 6-30-24. Unaudited.
2	Based on average daily shares outstanding.
3	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
4	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Annualized.
7	Expenses including reductions excluding interest expense were 1.55% (annualized), 1.60%, 1.47%, 1.47%, 1.69% and 1.50% for the periods ended 6-30-24, 12-31-23, 12-31-22, 12-31-21, 12-31-20 and 12-31-19, respectively.
8
Asset
coverage
equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
16	JOHN HANCOCK Financial Opportunities Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)
Note 1
—
Organization
John Hancock Financial Opportunities Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2
—
Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation.
 Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
SEMIANNUAL REPORT | JOHN HANCOCK Financial Opportunities Fund	17

The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of June 30, 2024, by major security category or type:
	Total value at 6-30-24	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Financials
Banks	$530,392,065	$520,446,228	$2,502,932	$7,442,905
Capital markets	49,603,611	49,603,611	—	—
Consumer finance	9,322,370	9,322,370	—	—
Financial services	7,532,335	—	7,532,335	—
Insurance	7,883,517	7,883,517	—	—
Real estate
Industrial REITs	3,028,669	3,028,669	—	—
Preferred securities
Financials
Banks	32,948,526	25,961,930	3,551,728	3,434,868
Mortgage real estate investment trusts	1,075,463	1,075,463	—	—
Real estate
Diversified REITs	1,509,750	1,509,750	—	—
Office REITs	1,626,892	1,626,892	—	—
Corporate bonds	30,748,997	—	30,748,997	—
Convertible bonds	7,620,571	—	7,620,571	—
Certificate of deposit	77,270	—	50,899	26,371
Short-term investments	5,081,029	5,081,029	—	—
Total investments in securities	$688,451,065	$625,539,459	$52,007,462	$10,904,144
Derivatives:
Assets
Swap contracts	$10,831,877	—	$10,831,877	—
18	JOHN HANCOCK Financial Opportunities Fund | SEMIANNUAL REPORT

The fund holds liabilities for which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2024, the liability for the fund’s Liquidity agreement on the Statement of assets and liabilities is categorized as Level 2 within the disclosure hierarchy.
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3, if any, represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred into or out of Level 2.
	Common stocks	Preferred securities	Certificate of deposit	Total
Balance as of 12-31-23	$4,896,959	$3,357,196	$26,371	$8,280,526
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	(739,699)	77,672	—	(662,027)
Purchases	3,285,645	—	—	3,285,645
Sales	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Balance as of 6-30-24	$7,442,905	$3,434,868	$26,371	$10,904,144
Change in unrealized appreciation (depreciation) at period end 1	$(739,699)	$77,672	—	$(662,027)

1	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in change in unrealized appreciation (depreciation) on the Statement of operations.
The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the fund’s Level 3 securities are outlined in the table below.
Financial Opportunities	Fair Value at 6-30-24	Valuation technique	Significant unobservable inputs	Input/Range*	Input weighted average*
Common Stocks	$7,442,905	Market Comparable	Price/Book Value multiple Discount	0.74x - 0.91x 6 - 18%	0.84x 12.9%

Preferred Securities	$3,434,868	Bond Comparable	Benchmark Option Adjusted Spread (OAS) Implied OAS premium	447.56 135%	447.56 135%

Certificate of deposit	$26,371	Transactions Indicative of Value	Prior/recent transactions	$100	$100

Total	$10,904,144

*A weighted average is an average in which each input in the grouping is assigned a weighting before summing to a single average value. The weighting of the input is determined based on a security’s fair value as a percentage of the total fair value.
A change to unobservable inputs of the fund’s Level 3 securities as of June 30, 2024 could have resulted in changes to the fair value measurement, as follows:
Significant Unobservable Input	Impact to Valuation if input had increased	Impact to Valuation if input had decreased
Benchmark Option Adjusted Spread (OAS)	Increase	Decrease
Discount	Decrease	Increase
Implied OAS Premium	Increase	Decrease
Price/Book Value multiple	Increase	Decrease
Prior/recent transactions	Increase	Decrease
SEMIANNUAL REPORT | JOHN HANCOCK Financial Opportunities Fund	19

Real estate investment trusts.
The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income.
Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing.
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes.
The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts.
Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses.
 Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Statement of cash flows.
A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of
20	JOHN HANCOCK Financial Opportunities Fund | SEMIANNUAL REPORT

cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
Federal income taxes.
The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of December 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Managed distribution plan.
The fund has adopted a managed distribution plan (Plan). Under the current Plan, the fund makes quarterly distributions of an amount equal to $0.6500 per share, which will be paid quarterly until further notice.
Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for the purpose of not incurring federal income and excise taxes.
The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.
Distribution of income and gains.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly pursuant to the Managed Distribution Plan described above. Capital gain distributions, if any, are typically distributed annually.
Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital. The final determination of tax characteristics of the fund’s distribution will occur at the end of the year and will subsequently be reported to shareholders.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies and derivative transactions.
Note 3
—
Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
SEMIANNUAL REPORT | JOHN HANCOCK Financial Opportunities Fund	21

Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statement of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund’s investments.
Swaps.
Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps.
Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the six months ended June 30, 2024, the fund used interest rate swap contracts to manage against changes in the liquidity agreement interest rates. The notional values at the period end are representative of the fund’s exposure throughout the period. No new interest rate swap positions were entered into or closed during the six months ended June 30, 2024.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at June 30, 2024 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Swap contracts, at value 1	Interest rate swaps	$10,831,877	—

1	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statement of assets and liabilities.
22	JOHN HANCOCK Financial Opportunities Fund | SEMIANNUAL REPORT

Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2024:
Statement of operations location - Net realized gain (loss) on:
Risk	Swap contracts
Interest rate	$1,660,646
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2024:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Swap contracts
Interest rate	$1,341,601
Note 4
—
Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5
—
Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as distributor for the common shares offered through the equity shelf offering of the fund. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee.
 The fund has an investment advisory agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of (a) 1.15% of the first $500 million of the fund’s average daily gross assets, including the assets attributed to the Liquidity Agreement (LA) (see Note 8) (collectively, gross managed assets), and (b) 1.00% of the fund’s average daily gross assets in excess of $500 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate managed assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended June 30, 2024, this waiver amounted to 0.01% of the fund’s average daily net assets, on an annualized basis. This agreement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $28,194 for the six months ended June 30, 2024.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
SEMIANNUAL REPORT | JOHN HANCOCK Financial Opportunities Fund	23

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended June 30, 2024, were equivalent to a net annual effective rate of 1.10% of the fund’s average daily managed assets.
Administrative services.
The fund has an administration agreement with the Advisor under which the Advisor provides certain administrative services to the fund and oversees operational activities of the fund. The compensation for the period was at an annual rate of 0.25% of the average weekly gross managed assets of the fund. The Advisor agreed to limit the administrative services fee to 0.10% of the fund’s average weekly gross assets. This arrangement expires on April 30, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. Accordingly, the expense reductions related to administrative services fees amounted to $513,682 for the six months ended June 30, 2024. The net administrative services fees incurred for the six months ended June 30, 2024 amounted to an annual rate of 0.10% of the fund’s average weekly gross managed assets.
Distributor.
The fund will compensate the Distributor with respect to sales of the common shares offered through the equity shelf offering at a commission rate of 1.00% of the gross proceeds of the sale of common shares, a portion of which is allocated to the selling dealers. During the six months ended June 30, 2024, there was no compensation paid to the Distributor. The Distributor has an agreement with a sub-placement agent in the sale of common shares. The fund is not responsible for payment of commissions to the sub placement agent.
Trustee expenses.
The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6
—
Fund share transactions
In May 2009, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2024 and December 31, 2024, up to 10% of its outstanding common shares as of December 31, 2023. The share repurchase plan will remain in effect between January 1, 2024 and December 31, 2024.
During the six months ended June 30, 2024 and the year ended December 31, 2023, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases, if any, are included on the Financial highlights.
Transactions in common shares, if any, are presented in the Statements of changes in net assets. In 2021, the fund filed a registration statement with the Securities and Exchange Commission, registering an additional 1,500,000 common shares through an equity shelf offering program. Under this program, the fund, subject to market conditions, may raise additional equity capital from time to time by offering new common shares at a price equal to or above the fund’s net asset value per common share. Shares issued in shelf offering and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The net proceeds in excess of the net asset value of the shares sold were $0 and $840,044 for the six months ended June 30, 2024 and the year ended December 31, 2023, respectively. The premium from shares sold through these shelf offerings, if any, are included on the Financial highlights. Proceeds received in connection with the shelf offering are net of commissions and offering costs.  Total offering costs of $246,606 have been prepaid by the fund. As of June 30, 2024, $104,798 has been deducted from proceeds of shares issued and the remaining $141,808 is included in Other assets on the Statement of assets and liabilities.
24	JOHN HANCOCK Financial Opportunities Fund | SEMIANNUAL REPORT

Note 7
—
Leverage risk
The fund utilizes the LA to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the LA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund’s investments may subject the fund to greater risk of loss than would reinvestment of collateral in short term highly rated investments.
In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
Note 8
—
Liquidity Agreement
The fund has entered into a LA with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $150.0 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at June 30, 2024 are shown in the Statement of assets and liabilities as the Liquidity agreement.
The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund’s authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit. As of June 30, 2024, the LA balance of $130,000,000 was comprised of $15,626,148 from the line of credit and $114,373,852 cash received by SSB from securities lending or Reverse Repo transactions.
Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.
SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is
SEMIANNUAL REPORT | JOHN HANCOCK Financial Opportunities Fund	25

responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund’s losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.
Interest charged is at the rate of overnight bank funding rate (OBFR) plus 0.700% and is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of June 30, 2024, the fund had an aggregate balance of $130,000,000 at an interest rate of 6.02%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the six months ended June 30, 2024, the average balance of the LA and the effective average annual interest rate were $125,082,418 and 6.12%, respectively.
The fund may terminate the LA with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the LA.
Note 9
—
LIBOR Discontinuation Risk
Certain debt securities, derivatives and other financial instruments have traditionally utilized LIBOR as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, the U.K. Financial Conduct Authority (UK FCA) announced that LIBOR would be discontinued as of June 30, 2023. The UK FCA elected to require the ICE Benchmark Administration Limited, the administrator of LIBOR, to continue publishing a subset of LIBOR settings on a “synthetic” basis. The synthetic publication of the one-, three and six-month U.S. dollar LIBOR will continue until September 30, 2024.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. Market participants have adopted alternative rates such as Secured Overnight Financing Rate (SOFR) or otherwise amended financial instruments referencing LIBOR to include fallback provisions and other measures that contemplated the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight U.S. Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences.
The utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund’s performance.
Note 10
—
Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $50,204,506 and $63,283,930, respectively, for the six months ended June 30, 2024.
Note 11
—
Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may
26	JOHN HANCOCK Financial Opportunities Fund | SEMIANNUAL REPORT

make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, and regulatory and market impacts.
Note 12
—
Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	508,266	$4,353,721	$61,387,594	$(60,660,472)	$(313)	$499	$99,526	—	$5,081,029
Note 13
—
Restricted securities
The fund may hold restricted securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. Disposal may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The following table summarizes the restricted securities held at June 30, 2024:
Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Value as a percentage of net assets	Ending value
Bremer Financial Corp.	10-25-19	$5,000,040	41,667	—	—	41,667	0.7%	$ 3,761,268
Walden Mutual	9-1-22	1,000,000	100,000	—	—	100,000	0.1%	531,600
White River Bancshares Company	4-26-24	3,285,645	—	59,739	—	59,739	0.6%	3,150,037
								$7,442,905
Note 14
—
Transactions in securities of affiliated issuers
Affiliated issuers, as defined by the 1940 Act, are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund’s transactions in the securities of these issuers during the six months ended June 30, 2024, is set forth below:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Community Heritage Financial, Inc.*	141,197	$2,329,751	—	—	—	$210,383	$16,944	—	$2,540,134
First Reliance Bancshares, Inc.	426,454	3,654,711	—	—	—	(371,015)	—	—	3,283,696
					—	$(160,632)	$16,944	—	$5,823,830

SEMIANNUAL REPORT | JOHN HANCOCK Financial Opportunities Fund	27

*	The security was not an affiliate at the beginning of the period.
Note 15
—
New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
28	JOHN HANCOCK Financial Opportunities Fund | SEMIANNUAL REPORT

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objective
The fund’s primary investment objective is to provide a high level of total return consisting of long-term capital appreciation and current income.
Principal Investment Strategies
Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities of U.S. and foreign financial services companies of any size. These companies may include, but are not limited to, banks, thrifts, finance and financial technology companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. The equity securities in which the fund may invest are common stocks, preferred stocks, warrants, stock purchase rights and securities convertible into other equity securities. Because the fund normally invests more than 25% of its assets in securities of issuers in the banking and thrift industry, the fund is considered to be “concentrated” in this industry. “Net assets” is defined as net assets plus any borrowings for investment purposes. The fund will notify shareholders at least 60 days prior to any change in this 80% policy.
The fund may invest up to 20% of its total assets in common and preferred equity securities and other preferred securities of foreign banking, lending and financial services companies, including securities quoted in foreign currencies. The fund will focus on common and preferred equity securities of issuers, in that the Advisor believes are undervalued by the marketplace as indicated by, among other factors: (1) the value and quality of the underlying assets of the financial services companies; and (2) the value of a financial services company relative to its earnings potential and to market valuations of comparable companies.
The fund may invest in securities of issuers that are small from a national perspective but have a significant share of their local market. The Advisor intends to focus its investment analysis on delinquency trends, reserve levels and investment and loan portfolio compositions, among other things, in assessing asset quality.
Under normal market conditions, the fund may also invest up to 20% of its net assets in the common and preferred equity securities and other preferred securities of non-financial services companies. The fund also may invest in investment grade securities. The fund may also invest in debt securities that are rated, at the time of purchase, below investment grade (junk bonds) (i.e., rated “Ba” or lower by Moody’s or “BB” or lower by S&P), or in unrated securities determined by the fund’s Advisor or Subadvisor to be of comparable quality. The fund will not purchase debt securities rated below C or which are in default at the time of purchase.
The fund may enter into interest-rate swaps for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns. The fund may engage in portfolio trading, may issue preferred shares, borrow or issue short-term debt securities, and enter into reverse repurchase agreements to obtain investment leverage either alone and/or in combination with other forms of investment leverage or for temporary purposes. The fund utilizes a liquidity agreement to increase its assets available for investments, and may also seek to obtain additional income or portfolio leverage by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets.
The manager may also take into consideration environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment selection process. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND	29

Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Banking industry risk.
Commercial banks, savings and loan associations, and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries, and significant competition. Profitability of these businesses depends significantly upon the availability and cost of capital funds. Commercial banks and savings associations are subject to extensive federal and state regulation.
Changing distribution level & return of capital risk.
There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund.
Concentration risk.
Because the fund focuses on a single industry or sector of the economy, its performance depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely since it is more susceptible to market, economic, political, regulatory, and other conditions and risks affecting that industry or sector than a fund that invests more broadly across industries a
Credit and counterparty risk.
The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk.
Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.
Equity securities risk.
The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
ESG integration risk.
The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The portion of the fund’s investments for which the manager considers these ESG factors may vary, and could increase or decrease over time. In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Integration of ESG factors into the fund’s investment strategy does not preclude the fund from including companies with low ESG scores or excluding companies with high ESG scores in the fund’s investments. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the Advisor, carries the risk that the fund may perform differently, including underperforming funds that do not utilize ESG criteria or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
30	JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND | SEMIANNUAL REPORT

Fixed-income securities risk.
A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Foreign securities risk.
Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk and the fund’s value may decline as a result of this exposure to these securities.
Hedging, derivatives, and other strategic transactions risk.
Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: interest rate swaps and reverse repurchase agreements. Swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities, in addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s net asset value per share (NAV).
Large company risk.
Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Leveraging risk.
Issuing preferred shares or using derivatives may result in a leveraged portfolio. Leveraging long exposures increases a fund’s losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund also utilizes a Liquidity Agreement to increase its assets available for investment. See “Note 7 —Leverage risk” above.
LIBOR discontinuation risk.
The official publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments traditionally utilized as the reference or benchmark rate for interest rate calculations, was discontinued as of June 30, 2023. However, a subset of British pound sterling and U.S. dollar LIBOR settings will continue to be published on a “synthetic” basis. The synthetic publication of the three-month sterling LIBOR will continue until March 31, 2024, and the publication of the one-, three- and six-month U.S. dollar LIBOR will continue until September 30, 2024. The discontinuation of LIBOR and a transition to replacement rates may lead to volatility and illiquidity in markets and may adversely affect the fund’s performance.
Liquidity risk.
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
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Lower-rated and high-yield fixed-income securities risk.
Lower-rated and high-yield fixed-income securities (junk bonds) are subject to gre ate
r credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Operational and cybersecurity risk.
Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk.
Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk.
REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk.
Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Small and mid-sized company risk.
Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
32	JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND | SEMIANNUAL REPORT

ADDITIONAL
INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, shares of which were initially offered to the public in August 1994.
Dividends and distributions
During the six months ended June 30, 2024, distributions from net investment income totaling $1.3000 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions
March 28, 2024	$ 0.6500
June 28, 2024	0.6500
Total	$1.3000
Dividend reinvestment plan
The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.
If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.
There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.
Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date
SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND	33

is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.
Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.
Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.
All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
34	JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND | SEMIANNUAL REPORT

SHAREHOLDER MEETING

The fund held its Annual Meeting of Shareholders on Tuesday, February 20, 2024. The following proposal was considered by the shareholders:
THE PROPOSAL PASSED ON FEBRUARY 20, 2024
PROPOSAL: To elect two (2) Trustees (Noni L. Ellison and Frances G. Rathke) to serve for a three-year term ending at the 2027 Annual Meeting of Shareholders.
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Noni L. Ellison	15,644,074.725	335,768.600
Frances G. Rathke	15,653,120.618	326,722.707
Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: Andrew G. Arnott, James R. Boyle, William H. Cunningham, Grace K. Fey, Dean C. Garfield, Deborah C. Jackson, Paul Lorentz, Hassell H. McClellan, Steven R. Pruchansky, and Gregory A. Russo.
SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND	35

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Financial Opportunities Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 24-27, 2024 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the meeting held on May 28-30, 2024. The Trustees who are not "interested persons" of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 24-27, 2024, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board was assisted by counsel for the fund and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
36	JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND | SEMIANNUAL REPORT

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services.
Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity risk management programs, derivatives risk management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.
The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND	37

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the fund’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance
.
In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor’s analysis of the fund’s performance; and
(e)	considered the fund’s share performance and premium/discount information.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund underperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2023. The Board also noted that, based on its net asset value, the fund outperformed its peer group median for the five-year period ended December 31, 2023, underperformed for the one- and three-year periods ended December 31, 2023 and performed in line for the ten-year period ended December 31, 2023. In considering the fund’s performance relative to peers, the Board took into account the relatively limited number of funds in the fund’s peer group as well as the types of funds in the peer group. The Board took into account management’s discussion of the factors that contributed to the fund’s performance for the benchmark index for the one-, three-, five- and ten-year periods and relative to its peer group median for the one- and three-year periods. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses.
The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.
38	JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND | SEMIANNUAL REPORT

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund’s total managed assets, which are attributable to common stock and borrowings. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits
.
In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the fund, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund pursuant to an administrative services agreement;
(f)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(h)	noted that the subadvisory fees for the fund are paid by the Advisor;
(i)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND	39

Economies of scale.
In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.
The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure. The Board also considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services
.
With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of
40	JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND | SEMIANNUAL REPORT

orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation
.
In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees
.
The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance
.
As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate; and
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND	41

More information
Trustees
Hassell H. McClellan,
Chairperson
π

Steven R. Pruchansky,
Vice Chairperson
Andrew G. Arnott
†

William K. Bacic
#

James R. Boyle
William H. Cunningham
*

Noni L. Ellison
Grace K. Fey
Dean C. Garfield
Deborah C. Jackson
Paul Lorentz
†

Frances G. Rathke
*

Gregory A. Russo
^

Thomas R. Wright
#
Officers
Kristie M. Feinberg
President
Fernando A. Silva
‡

Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Susan A. Curry
Ryan P. Lentell, CFA
Distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Stock symbol
Listed New York Stock Exchange: BTO

π
Member of the Audit Committee as of September 26, 2023.
†
 Non-Independent Trustee
#
 Appointed to serve as Trustee effective as of August 1, 2024.
*
Member of the Audit Committee
^ Mr. Russo is retiring effective as of August 1, 2024.
‡
Effective July 1, 2024.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as
monthly portfolio holdings
, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
42	JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND | SEMIANNUAL REPORT

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Real Estate Securities
Seaport Long/Short

The fund’s investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investment Management at 800-852-0218, or visit the fund’s website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.
The John Hancock funds are distributed by John Hancock Investment Management Distributors LLC. Member FINRA SIPC.

EXCHANGE-TRADED FUNDS

Corporate Bond ETF
Disciplined Value International Select ETF
Dynamic Municipal Bond ETF
Fundamental All Cap Core ETF
High Yield ETF
International High Dividend ETF
Mortgage-Backed Securities ETF
Multifactor Developed International ETF
Multifactor Emerging Markets ETF
Multifactor Large Cap ETF
Multifactor Mid Cap ETF
Multifactor Small Cap ETF
Preferred Income ETF
U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A
better way
to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results
for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
MF3666223	P9SA 6/24
8/24

ITEM 2. CODE OF ETHICS.

Item is not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Item is not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item is not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Item is not applicable at this time.

ITEM 6. INVESTMENTS.

(a)Refer to information included in Item 1.

(b)Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENTINVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Refer to information included in Item 1.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item is not applicable at this time.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)Item is not applicable at this time.

(b)Item is not applicable at this time.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

(b)REGISTRANT PURCHASES OF EQUITY SECURITIES

	Total		Total number of	Maximum number of
	number of	Average price per	shares purchased	shares that may yet
	shares		as part of publicly	be purchased under
Period	purchased	share	announced plans*	the plans*
Jan-24	-	-	-	1,968,661
Feb-24	-	-	-	1,968,661
Mar-24	-	-	-	1,968,661
Apr-24	-	-	-	1,968,661
May-24	-	-	-	1,968,661
Jun-24	-	-	-	1,968,661
Total	-	-	-

* In May 2009, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2023. The current plan is in effect between January 1, 2024 and December 31, 2024.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 16. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to financial statements in Item 1.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Item is not applicable at this time.

ITEM 19. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(2) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Financial Opportunities Fund

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President

Date: August 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President
Date:	August 9, 2024
By:	/s/ Fernando A. Silva
--------------------------------
Fernando A. Silva
Chief Financial Officer
Date:	August 9, 2024